EQ ADVISORS TRUSTSM

EQ/Mid Cap Value Managed Volatility Portfolio

SUPPLEMENT DATED MAY 7, 2026 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2026

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2026. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding changes to the control person of Diamond Hill Capital Management, LLC (formerly Diamond Hill Capital Management, Inc., “Diamond Hill”), a sub-adviser to an allocated portion of the EQ/Mid Cap Value Managed Volatility Portfolio.

Effective April 22, 2026, Diamond Hill Investment Group, LLC (formerly Diamond Hill Investment Group, Inc.), the parent company of Diamond Hill, was acquired by First Eagle Investment Management, LLC. As a result of this change:

All references to “Diamond Hill Capital Management, Inc.” in the Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with references to “Diamond Hill Capital Management, LLC”.

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Diamond Hill Capital Management, Inc.” is hereby deleted in its entirety and replaced with the following information:

Diamond Hill Capital Management, LLC (“Diamond Hill”), 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Mid Cap Value Managed Volatility Portfolio. Diamond Hill, an Ohio limited liability company, is a wholly-owned subsidiary of Diamond Hill Investment Group, LLC (“DHIG”), and DHIG is a wholly-owned subsidiary of First Eagle Investment Management, LLC. As of March 31, 2026, Diamond Hill had approximately $25.9 billion in assets under management.

The table in the section of the SAI entitled “Investment Advisory and Other Services — The Sub-Advisers” is hereby amended to include the following information:

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Mid Cap Value Managed Volatility Portfolio	Diamond Hill, an Ohio limited liability company, is a wholly-owned subsidiary of Diamond Hill Investment Group, LLC (“DHIG”), and DHIG is a wholly-owned subsidiary of First Eagle Investment Management, LLC (“First Eagle”). First Eagle is an investment adviser that services mutual funds, exchange traded funds, interval funds and other pooled vehicles and client accounts directly or through its investment adviser subsidiaries.